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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 18, 2001

                     Household Auto Receivables Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


United States                        333-58404             36-4220459
-------------                        ---------             ----------
(State or Other Jurisdiction of      (Commission File      (I.R.S. Employer
Incorporation)                       Number)               Identification No.)


c/o Household Finance Corporation                          60070
     Attention: Chris Snyder                               -----
     2700 Sanders Road                                     (Zip Code)
     Prospect Heights, Illinois
     (Address of Principal Executive Offices)


       Registrant's telephone number including area code - (847) 564-5000
                                                           --------------

                     ----------------------------------------

          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------


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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

                  Household Auto Receivables Corporation has registered an issuance of $3,600,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Household Automotive Trust 2001-3 (the "Issuer") issued $200,000,000 Class A-1 2.3825% Auto Receivable Asset-Backed Notes, $147,000,000 Class A-2 2.7800% Auto Receivable Asset-Backed Notes, $290,000,000 Class A-3 3.6800% Auto Receivable Asset-Backed Notes and $183,000,000 Class A-4 4.3700% Auto Receivable Asset-Backed Notes, (collectively, the "Notes") on October 24, 2001 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as EXHIBIT 4.1, dated as of October 9, 2001, between the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Trustee").

                  The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated October 18, 2001 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(2) of the Act.



Item 5. NOT APPLICABLE

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  1.1 Underwriting Agreement, dated as of October 18, 2001, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Bank, and Deutsche Banc Alex. Brown Inc., as Representative of the Underwriters (the "Representative").

                  4.1 Indenture, dated as of October 9, 2001, between Household Automotive Trust 2001-3 (the "Issuer") and the Indenture Trustee.


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                  4.2      Amended and Restated Trust Agreement, dated as of
October 9, 2001, between the Seller and U.S. Bank Trust National Association, as Owner Trustee and Delaware Trustee.

                  4.3 Master Sale and Servicing Agreement, dated as of October 9, 2001, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller, and the Indenture Trustee.

                  10.1 Master Receivables Purchase Agreement, dated as of October 9, 2001, between Household Auto Receivables Corporation, as Seller, and Household Automotive Finance Corporation, as Purchaser.

                  23.1 Consent of Arthur Andersen ("AA") regarding financial statement of the Issuer and their report.

                  23.2 Report of AA regarding financial statement of the Issuer.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD AUTO RECEIVABLES CORPORATION

                                 By:  /s/ Steven H. Smith
                                      ------------------------------------------
                                 Name:  Steven H. Smith
                                 Title:   Vice President and Assistant Treasurer

Dated: November 8, 2001


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                                  EXHIBIT INDEX

Exhibit No.         Description

1.1 Underwriting Agreement, dated as of October 18, 2001, among Household Finance Corporation, Household Auto Receivables Corporation, individually and as Seller (the "Seller"), Household Automotive Finance Corporation, Household Bank, and Deutsche Banc Alex. Brown Inc., as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of October 9, 2001, between Household Automotive Trust 2001-3 (the "Issuer") and the Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of October 9, 2001, between the Seller and U.S. Bank Trust National Association, as Owner Trustee and Delaware Trustee.

4.3 Master Sale and Servicing Agreement, dated as of October 9, 2001, among the Issuer, Household Finance Corporation, as Master Servicer, the Seller, and the Indenture Trustee.

10.1 Master Receivables Purchase Agreement, dated as of October 9, 2001, between Household Auto Receivables Corporation, as Seller, and Household Automotive Finance Corporation, as Purchaser.

23.1 Consent of Arthur Andersen ("AA") regarding financial statement of the Issuer and their report.

23.2                Report of AA regarding financial statement of the Issuer.


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